1988 JOINT INCENTIVE AND
                         NON-QUALIFIED STOCK OPTION PLAN
                  OF METROPOLITAN CONSOLIDATED INDUSTRIES, INC.

1.        PURPOSE

          The Corporation desires to attract and retain the best available employee talent and encourage the highest level of employee performance in order to continue to serve the best interests of the Corporation and its stockholders. By affording key employees the opportunity to acquire proprietary interests in the Corporation and by providing them incentives to put forth maximum efforts for the success of the business, the 1988 Joint Incentive and Non-Qualified Stock Option Plan (the "1988 Plan") is expected to contribute to the attainment of those objectives.

          Furthermore, the 1988 Plan will enable the Corporation to grant "incentive stock options" as provided in Section 422A of the Internal Revenue of 1986, as amended, and "non-qualified stock options" in substitution for "incentive stock options" and "non-qualified stock options", respectively, previously granted by Metex Corporation, a Delaware corporation ("Metex"), which corporation will be a wholly-owned subsidiary of the Corporation upon consummation of the merger of Metex with and into MTX Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of the Corporation, pursuant to the terms and provisions of an Amended and Restated Agreement and Plan of Reorganization, dated as of November 3, 1988 and amended on January 24,1989. The substituted options to be granted by the Corporation shall be substantially similar to, but not more favorable than, the terms of the options previously granted by Metex, to the extent practicable.

2.       Scope and Duration

          Options under the 1988 Plan may be granted in the form of incentive stock options ("incentive stock options") as provided in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("nonqualified options"). (Unless otherwise indicated, references in the 1988 Plan to "options" include incentive stock options and nonqualified options). The maximum aggregate number of shares as to which options may be granted from time to time under the 1988 Plan is 325,000 shares of Common Stock of the Corporation ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Corporation. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 1988 Plan shall have been terminated) become available for subsequent option grants under the 1988 Plan. As provided in paragraph 14,


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the 1988 Plan shall become  effective on January 1, 1989, and unless  terminated sooner pursuant to paragraph 15, the 1988 Plan shall terminate on December 31, 1998, and no option shall be granted hereunder after the date. Notwithstanding anything contained in the 1988 Plan to the contrary, no recipient of options may be granted options to purchase in excess of ninety percent of the maximum number of shares of stock authorized to be issued under the 1988 Plan.

3.        ADMINISTRATION

          The 1988 Plan shall be administered by the Board of Directors, or by a committee which is appointed by the Board of Directors to perform such function (the "Committee"). The Committee shall consist of not less than three members of the Board of Directors, none of whom shall be employees of the Corporation who are or who shall have been for at least one year prior to such appointment eligible to participate in the 1988 Plan or any similar plan of the Corporation. The Board of Directors or the Committee, as the case may be, shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1988 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the employees to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as incentive stock options or nonqualified options; to interpret the 1988 Plan; to prescribe, amend and rescind rules and regulations relating to the 1988 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 1988 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1988 Plan. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board of Directors or the Committee, as the case may be, or such person may have under the 1988 Plan.

4.        ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING
          OPTIONS

          Incentive stock options shall be limited to persons who are regular full-time employees of the Corporation and its present and future subsidiaries. A director of the Corporation or of a subsidiary who is not also a regular full-time employee shall only be eligible to receive nonqualified options. An optionee who has been granted an option or options under the 1988 Plan may be granted an additional option or options, subject, in the case of incentive stock options, to such limitations as may be imposed by the Code on such options. In determining the persons to whom options shall be granted and the number of shares to be covered by each option, the Board of Directors or the

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Committee, as the case may be, shall take into account the nature of such person's duties, their present and potential contributions to the success of the Corporation and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1988 Plan.

5.        OPTION PRICE

          The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, as the case may be, but in no event shall be less than 100% of the Fair Market Value (as defined in paragraph 17 below) of a share of the Common Stock on the date on which the option is granted. Such price shall be subject to adjustment as provided in paragraph 13 below. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

6.        TERMS OF OPTIONS

          The term of each option shall be not more than ten years from the date of grant, as the Board of Directors or the Committee, as the case may be, shall determine, subject to earlier termination as provided in paragraphs 11 and 12 below.

7.        EXERCISE OF OPTIONS

          (a) In no case shall an option granted under the 1988 Plan be exercisable prior to the expiration of the first year of its term. Thereafter, subject to the provisions of the 1988 Plan and unless otherwise provided in the option agreement, an option granted under the 1988 Plan shall become exercisable in full at the earliest of the employee's 65th birthday, the employee's death or the third anniversary of the date of the grant. Prior thereto, each option shall become exercisable in cumulative installments as follows: to the extent of 33-1/3% of the number of shares originally covered thereby on the first anniversary of the date of grant of the option; and to the extent of an additional 33-1/% of the number of shares originally covered thereby on the second anniversary of the date of grant of the option. In its discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe different installments. Notwithstanding the installments set forth above, the Board of Directors or the Committee, as the case may be, may, in its sole discretion, provide that an option shall immediately become exercisable in full upon the happening of any of the following events: (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Corporation)

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for all,  or any part of,  the  Common  Stock,  (ii) a change of  control of the
Corporation or (iii) the approval by the stockholders of the Corporation of any agreement for a merger in which the Corporation will not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Corporation's assets. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Board of Directors or the Committee, as the case may be, that such event has or has not occurred shall be conclusive and binding upon the Corporation and participants in the 1988 Plan.

          (b) An option may be exercised, at any time or from time to time (subject, in the case of incentive stock options, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable provided that an option may not be exercised at any one time as to fewer than 200 shares (or fewer than the number of shares as to which the option is then exercisable, if that number is fewer than 200 shares).

          (c) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Corporation; in addition, subject to compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, the Board of Directors or the Committee, as the case may be, in its sole discretion, may on a case by case basis elect to accept payment in shares of Common Stock of the Corporation which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in paragraph 17 below) on the date of exercise. In addition, any amount necessary to satisfy applicable federal, state or local tax requirements shall be paid by the option holder at the time of exercise of the option.

          (d) Except as provided in paragraphs 11 and 12 below, no option may be exercised at any time unless the holder thereof is then a regular full-time employee of the Corporation or a subsidiary and unless the employee has remained in the continuous employ of the Corporation, any of its subsidiaries or any combination thereof for one year from the date of its grant.

          (e) Upon the exercise of an option or portion thereof in accordance with the 1988 Plan, the option agreement and such rules and regulations as may be established by the Board of Directors or the Committee, as the case may be, the holder thereof shall have the rights of a stockholder with respect to the shares covered by such option or portion thereof so exercised.

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8.        SUBSTITUTION OF OPTIONS

          During the term of the 1988 Plan, the Board of Directors or the Committee, as the case may be, in its discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new nonqualified or incentive stock options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 1988 Plan the same as any other option.

9.        INCENTIVE STOCK OPTIONS

          (a) The aggregate Fair Market Value, when granted (determined in accordance with the provisions of paragraph 17 below at the time of grant) of the Common Stock for which any employee may be granted incentive stock options in any calendar year (under the 1988 Plan and any other plan of the Corporation or its subsidiaries) and exercisable for the first time by such employee shall not in any calendar year exceed $100,000.

          (b) The exercise price of any incentive stock option granted hereunder to an employee who, at the time of the grant of such option, is the owner of more than 10% of the total combined voting power of all classes of stock of the Corporation may not be less than 110% of the Fair Market Value of a share of the Common Stock on the date of the grant.

          (c) In the event of amendments to the Code or applicable regulations relating to incentive stock options subsequent to the date hereof, the Corporation may amend the provisions of the 1988 Plan, and the Corporation and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments.

10.       NON-TRANSFERABILITY OF OPTIONS

          Options granted under the 1988 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised during the lifetime of the employee only by the employee.

11.       TERMINATION OF EMPLOYMENT

          In the event that the employment of an employee to whom an option has been granted under the 1988 Plan shall be terminated (except as set forth in paragraph 12 below), such option may be, subject to the provisions of the 1988 Plan, exercised (to the extent that the employee was entitled to do so

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at the termination of his employment) at any time within 30 days after such termination, but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. Options granted under the 1988 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular full-time employee of the Corporation or any of its subsidiaries. Any option agreement or any rules and regulations relating to the 1988 Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1988 Plan or in any option granted pursuant to the 1988 Plan shall confer upon any employee any right to continue in the employ of the Corporation or any of its subsidiaries or interfere in any way with the right of the Corporation or any such subsidiary to terminate such employment at any time.

12.       DEATH OF EMPLOYEE

          If an employee to whom an option has been granted under the 1988 Plan dies while employed by the Corporation or a subsidiary or within 30 days after termination of such employment (other than termination for cause), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representatives or distributees, at any time within six months after the date of the employee's death, but no later than the date on which the option terminates.

13.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

          Any other provision of the 1988 Plan notwithstanding, the Board of Directors or the Committee, as the case may be, may at any time make or provide for such adjustments to the 1988 Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations, and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustments as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by

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the Board of Directors or the Committee, as the case may be, shall be conclusive and binding on the Corporation and all participants in the 1988 Plan. Any fractional shares resulting from such adjustments shall be eliminated.

14.       EFFECTIVE DATE

          The 1988 Plan shall become effective on January 1, 1989, provided that the stockholders of the Corporation shall approve the 1988 Plan. Subject to such approval, the 1988 Plan is effective at once. Options may be granted under the 1988 Plan prior to such approval, but each such option shall be subject to the approval of the 1988 Plan by the stockholders of the Corporation. If the 1988 Plan shall not be so approved, all options granted thereunder shall be of no effect. The date of grant of any option granted prior to such approval by the stockholders shall be determined for all purposes as if the options had not been subject to such approval; provided, however, no option granted under the 1988 Plan may be exercised prior to the approval of the 1988 Plan by the stockholders of the Corporation.

15.       TERMINATION AND AMENDMENT

          The Board of Directors of the Corporation may suspend, terminate, modify or amend the 1988 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 1988 Plan; materially increase the benefits accruing to participants under the 1988 Plan; or materially modify the requirements as to eligibility for participation in the 1988 Plan; shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by paragraph 13 does not require such approval. No suspension, termination, modification or amendment of the 1988 Plan may, without the consent of the employee to whom an option shall theretofore have been granted, affect the rights of such employee under such option.

16.       EFFECT ON PRIOR OPTION PLANS

          The  adoption of the 1988 Plan shall have no effect on options made or
to  be  made  pursuant  to  stock  option  plans  previously   approved  by  the
stockholders.

17.       MISCELLANEOUS

          As said term is used in the 1988 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange, the mean between the high and low sales prices of the Common Stock on such day as reported by such exchange or on a

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consolidated  tape  reflecting  transactions  on  such  exchange,  or (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the closing bid and the closing asked prices for the Common Stock on such day as quoted on such system, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a), (b) and (c) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, by any method which it deems to be appropriate. The determination of the Board of Directors or the Committee, as the case may be, shall be conclusive and binding as to the Fair Market Value of the Common Stock. The Board of Directors or the Committee, as the case may be, may require, as a condition to the exercise of any options granted under the 1988 Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 1988 Plan shall be duly listed, upon official notice of issuance, upon the American Stock Exchange or such other stock exchange(s) on which the Common Stock is listed, (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option shall deliver to the Corporation such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Corporation.

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